UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                             ____________________

                                  FORM 8-K

                               CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




                               October 14, 2003
____________________________________________________________________________
              Date of report (Date of earliest event reported)



                             Minden Bancorp, Inc.
____________________________________________________________________________
             (Exact Name of Registrant as Specified in Charter)


     United States                     000-49882               13-4203146
____________________________________________________________________________
(State or Other Jurisdiction  (Commission File Number)  (IRS Employer
 of Incorporation)                                       Identification No.)



415 Main Street, Minden, Louisiana                                71058
____________________________________________________________________________
(Address of Principal Executive Offices)                       (Zip Code)


                                (318) 377-0523
____________________________________________________________________________
              (Registrant's telephone number, including area code)


                                Not Applicable
____________________________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)




ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          __________________________________________________________________

          (a)  Not applicable.
          (b)  Not applicable.
          (c)  Exhibits

               The following exhibit is filed herewith.

          Exhibit Number           Description
          ______________           ___________

               99.1           Press Release dated October 14, 2003



ITEM 9.   Regulation FD Disclosure
          ________________________

     On October 14, 2003, Minden Bancorp, Inc. (the "Company") announced the declaration of its third quarterly cash dividend.

     For additional information, reference is made to the Company's press release dated October 14, 2003 which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.














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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   MINDEN BANCORP, INC.



Date: October 16, 2003             By:  /s/ Becky T. Harrell
                                        _____________________________________
                                        Becky T. Harrell
                                        Treasurer and Chief Financial Officer




























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